EXHIBIT 10.1

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 to Loan Agreement (the "Amendment") dated as of June 18, 2021, is between Bank of America, N.A. (the "Bank") and Lakeland Industries, Inc., a Delaware corporation (the "Borrower").

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of June 25, 2020 (together with any previous amendments, the "Agreement").

B. The Bank and the Borrower desire to amend the Agreement. This Amendment shall be effective on June 18, 2021, subject to any conditions stated in this Amendment.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1 Paragraph 1.8 is hereby amended to read in its entirety as follows:

“1.8 "Credit Limit" means the amount of Twenty-Five Million Dollars ($25,000,000).”

2.2 Subparagraph 7.13(b) is hereby amended to read in its entirety as follows:

“(b) Acquire or purchase a business or its assets; provided, however, the Bank’s consent will not be required for the acquisition or purchase of a business or its assets if (i) at the time thereof and after giving effect thereto, no default or event of default shall have occurred and be continuing or would result from such acquisition or purchase, and (ii) the aggregate amount of the consideration (or, in the case of consideration consisting of assets, the fair market value of the assets) paid by Borrower shall not exceed $7,500,000 for any individual acquisition or $15,000,000 on a cumulative basis for all such acquisitions or purchases subsequent to the date hereof.”

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, (e) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all respects, and (f) as of the date of this Amendment and throughout the term of the Agreement, no Borrower or Guarantor, if any, is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

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4. Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:

4.1 A fully executed counterpart of this Amendment from the Borrower and each guarantor and/or collateral pledgor (collectively, a “Credit Support Provider”) in form satisfactory to the Bank.

4.2 KYC Information.

(a) Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(b) If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.

4.3 If the Borrower or any Credit Support Provider is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such Credit Support Provider of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.5 Payment by the Borrower of all costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect. In the event the terms of this Amendment conflict with the terms of the Agreement or any other document executed in connection with the Agreement, the terms of this Amendment will control.

6. Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[SIGNATURES ON FOLLOWING PAGE]

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The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

Bank:

Bank of America, N.A.

By:	/s/ Andy Martin
Name:	Andy Martin
Its:	Senior Vice President

Borrower: Lakeland Industries, Inc., a Delaware corporation

By:	/s/ Allen Dillard	(Seal)
Allen Dillard, Chief Financial Officer

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CONSENT AND REAFFIRMATION

OF GUARANTORS AND PLEDGORS

Each of the undersigned (collectively referred to as the “Credit Support Providers”) is a guarantor of, and/or is a pledgor of collateral for, the Borrower’s obligations to the Bank under the Agreement. Each Credit Support Provider hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms its obligations under its respective guaranty in favor of the Bank and/or under any agreement under which it has granted to the Bank a lien or security interest in any of its real or personal property, and (iii) confirms that such guaranty and other agreements, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, remain in full force and effect, without defense, offset, or counterclaim. (Capitalized terms used herein shall have the meanings specified in the foregoing Amendment.)

Although each of the undersigned has been informed of the terms of the Amendment, each understands and agrees that the Bank has no duty to so notify it or any other guarantor/pledgor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Dated as of June 18, 2021.

Credit Support Provider:

Lakeland Industries, Inc.

By:	/s/ Allen Dillard	(Seal)
Allen Dillard, Chief Financial Officer

ARTPROM, LLC

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Secretary

INDIAN & PAN-PACIFIC SALES LIMITED

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Secretary

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INDUSTRIES LAKELAND S.A. DE C.V.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, President

LAKELAND (BEIJING) SAFETY PRODUCTS CO., LTD.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, President

LAKELAND (HONG KONG) TRADING CO., LIMITED

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Legal Representative
LAKELAND (VIETNAM) INDUSTRIES CO., LTD.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Director

LAKELAND ARGENTINA S.R.L.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Authorized Representative

LAKELAND GLOVES AND SAFETY APPAREL PRIVATE LIMITED

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Legal Representative

LAKELAND INDUSTRIES CHILE LIMITADA

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Authorized Representative

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LAKELAND INDUSTRIES EUROPE LIMITED

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Authorized Representative

LAKELAND PROTECTIVE WEAR INC.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Assistant Secretary

RUSSINDPROTECTION, LTD.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Secretary

“SPECPROTECT” LIMITED LIABLITY COMPANY

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Secretary

MIGLIARA S.A.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, Director

WEIFANG LAKELAND SAFETY PRODUCTS CO., LTD.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, President

WEIFANG MEIYANG PROTECTIVE PRODUCTS CO., LTD.

By:	/s/ Christopher J. Ryan	(Seal)
Christopher J. Ryan, President

LAKELAND INDUSTRIES AUSTRALIS PTY LTD.

By:	/s/ Allen Dillard	(Seal)
Allen Dillard, Treasurer

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